                          STOCK REPURCHASE AGREEMENT


     THIS STOCK REPURCHASE AGREEMENT ("AGREEMENT") is executed as of this 18th day of December, 1998 by and among UNICOMP, INC. ("BUYER" or the "COMPANY"), a Colorado corporation, and The Governor and Company of the Bank of Ireland, DCC Business Expansion Fund Limited, DCC PLC, Smurfit Venture Investments Limited, and Enterprise Ireland (Collectively, "SELLERS").

     WHEREAS, the parties intend by this Agreement to provide for the acquisition by Buyer of the shares of Common Stock of UniComp, Inc. held by the Sellers as set forth on Schedule 1 attached hereto (the "SHARES"), which were acquired pursuant to that certain Agreement For The Sale And Purchase Of The Whole Of The Issued Share Capital Of Industrial Computing Machines Limited by and between Ray Lawlor, John Corr, Maria Delaney, The Governor and Company of the Bank of Ireland, DCC Business Expansion Fund Limited, DCC PLC, Smurfit Venture Investments Limited, Forbairt, and UniComp, Inc., dated January 8, 1998 (the "SALES AGREEMENT").

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, it is agreed as follows:

     1. PURCHASE OF SHARES. Subject to the terms and conditions contained herein, Buyer agrees to purchase and the undersigned Sellers agree to sell, transfer, convey and assign to Buyer, for the consideration described in Section 2 below, all of the Shares.

     2.   CONSIDERATION.   At the Closing, as defined in Section 5 below, Buyer
shall deliver and pay to the Sellers as set forth on Schedule 1, IR(pounds)456,875 (the "PURCHASE PRICE"), in the form of a wire transfer to the account of A&L Goodbody. Upon receipt of the Purchase Price by A&L Goodbody, the Sellers will instruct A&L Goodbody to forward the certificates issued by the Company evidencing the Shares to the Company or its nominee and the Purchase Price shall forthwith be distributed to the Sellers in the proportions set forth on Schedule 1.

     3. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. To induce Buyer to enter into this Agreement, the Sellers represent and warrant to Buyer that the following statements are true, correct and complete as of the date hereof, and will be true, correct and complete as of the date of Closing:

          (a)   Ownership of Shares.  Except for the Governor and Company of the
                -------------------
     Bank of Ireland, each of the Sellers owns, beneficially and of record, the number of Shares to be sold by such Seller pursuant to Section 1 above and as indicated on Schedule 1, free and clear of any lien, security interest, pledge, claim, demand, or encumbrance or restriction of any kind or character whatsoever. The Governor and Company of the Bank of Ireland holds in trust the number of Shares to be sold by the Governor and Company of the Bank of Ireland pursuant to Section 1 above and as indicated on
     Schedule 1, free and clear of any lien, security interest, pledge, claim, demand, or encumbrance or restriction of any kind or character whatsoever.

          (b)   Authority.  Each Seller now has and will have, at the Closing,
                ---------
     full power, authority and legal right to sell the Shares to Buyer pursuant to this Agreement. This Agreement has been duly and validly authorized, executed and delivered by, and is the valid and binding obligation of, each Seller.

          (c)   Compliance with Irish Law.  The consummation by the Sellers of
                -------------------------
     the transactions contemplated hereby will be in compliance with all applicable Irish laws, rules, regulations and requirements of all applicable Irish, state and local governmental authorities without the necessity for any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any such governmental authority.

          (d)   No Litigation.  There are no suits or proceedings at law or in
                -------------
     equity, or before or by any governmental agency or arbitrator, pending, or to the knowledge of the Sellers, threatened, anticipated or contemplated, which in any way affect the consummation of the transactions contemplated hereby or, if valid, would constitute or result in a breach of any representation, warranty or agreement set forth herein.

          (e)   Solvency.  None of the Sellers is bankrupt or insolvent or has
                --------
     assigned its estate for the benefit of creditors, entered into any arrangement with creditors, or has any present intention to file a petition in bankruptcy, assign its estate for the benefit of creditors, or enter into any arrangement with creditors. None of the Sellers has knowledge of any basis for the filing by any other person of an involuntary petition in bankruptcy with respect to any Seller.

          (f)   No Material Misstatements.  The Sellers have not made any
                -------------------------
     material misstatement of fact or omitted to state any material fact reasonably necessary to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

          (g)   Securities Laws Compliance.
                --------------------------

                (i) Sellers have been represented by such legal and tax counsel and others, each of whom has been personally selected by Sellers, as Sellers have found necessary to consult concerning this transaction, and where appropriate such representation has included an examination of applicable documents. Sellers, either alone or with its "PURCHASER REPRESENTATIVES" as that term is defined in Rule 501(h) of Regulation D under the U.S. Securities Act of 1933, as amended ("SECURITIES ACT"), if any, have sufficient knowledge and experience in business and financial matters that it is capable of evaluating the above information, and the merits and risks of the share disposition contemplated by this Agreement, and to make an informed investment decision with respect thereto.

                (ii) The Company has made available to Sellers, and their Purchaser Representatives, counsel and other advisors, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, the Company and its representatives, concerning the terms and conditions of the Agreement and access to obtain any information, documents, financial statements, records and books (A) relative to the Company, the business, and investment in the Company, (B) necessary to verify the accuracy of any information furnished to the Company, and (C) information regarding the Potential Asset Disposition. All materials and information requested by Sellers, their counsel and advisors, or others representing Sellers, have been made available and examined and the Company's report on Form 10-K for the fiscal year ended February 28, 1998, proxy statement pursuant to
          Section 14(a) of the Securities Exchange Act of 1934 for the Company's Annual Meeting of Stockholders held on August 25, 1998, and reports on Form 10-Q for the quarterly periods ended May 31, 1998 and August 31, 1998 have each been made available to the Sellers.

               (iii) Sellers understand the Company is currently considering disposing of one of its subsidiaries in Ireland, which may or may not substantially improve the value of the Company and the capital stock of the Company (the "POTENTIAL ASSET DISPOSITION").

               (iv) Enterprise Ireland represents and warrants to Buyer that all property and rights relating to the Shares issued to Forbairt pursuant to the Sales Agreement have been transferred to Enterprise Ireland pursuant to the Industrial Development (Enterprise Ireland ) Act, 1998.

   4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BUYER. Buyer represents and warrants to and agrees with the Sellers that:

          (a)   Authority.  Buyer now has and will have, at the Closing, full
                ---------
     power, authority and legal right to acquire the Shares of Sellers pursuant to this Agreement. This Agreement has been duly and validly authorized, executed and delivered by, and is the valid and binding obligation of, Buyer.

          (b)   Compliance with Clause 3.3.1 of the Sale Agreement.  Buyer
                --------------------------------------------------
     acknowledges and represents that Sellers have complied in all material respects with the provisions contained in clause 3.3.1 of the Sale Agreement.

          (c)   Compliance with Law.  The consummation of the transactions
                -------------------
     contemplated hereby will be in compliance with all applicable laws, rules, regulations and requirements of all Federal (including the Securities Act and the Securities Exchange Act of 1934, as amended), state and local governmental authorities without the necessity for any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any such governmental authority.

          (d)   No Litigation.  There are no suits or proceedings at law or in
                -------------
     equity, or before or by any governmental agency or arbitrator, pending, or to the knowledge of Buyer, threatened, anticipated or contemplated, which in any way affect the consummation of the transactions contemplated hereby or, if valid, would constitute or result in a breach of any representation, warranty or agreement set forth herein.

          (e)   Solvency.  Buyer is not bankrupt or insolvent and has not
                --------
     assigned its estate for the benefit of creditors, entered into any arrangement with creditors, or has any present intention to file a petition in bankruptcy, assign its estate for the benefit of creditors, or enter into any arrangement with creditors. Buyer has no knowledge of any basis for the filing by any other person of an involuntary petition in bankruptcy with respect to Buyer.

          (f)   No Material Misstatements.  Buyer has not made any material
                -------------------------
     misstatement of fact or omitted to state any material fact reasonably necessary to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

     5. THE CLOSING. The closing of the purchase and sale of the Shares shall take place at the offices of Matheson Ormsby Prentice, 3 Burlington Road, Dublin 4, Ireland on or before December 18, 1998 at 2:00 p.m. Dublin time, or at such other time or place as shall be fixed by the mutual consent of the parties.
Said date of conveyance is herein called the "Closing."

     6. ACTIONS PRIOR TO CLOSING. Prior to the Closing, the Sellers and Buyer shall cause the following to occur:

          (a)   Share Certificates.  A&L Goodbody shall be in possession of the
                ------------------
     Share Certificates and shall have faxed a copy of each of the Share Certificates to the Company's legal counsel.

     7.   ACTIONS SUBSEQUENT TO CLOSING

          (a)   Reimbursement of Expenses.  The Company shall reimburse the
                -------------------------
     Sellers for their reasonable costs incurred in relation to expenses (including legal fees and expenses) incurred by them during discussions with Merrill Lynch for the sale of the Shares pursuant to the Sales Agreement and the legal fees and expenses of the Sellers incurred in connection with the preparation, execution, and performance of this Agreement. The fees and costs under this Section 7(a) shall not exceed IR(pounds)13,000 and shall be wired to the account of A&L Goodbody on or before Closing, which shall be released to Sellers as Sellers may mutually determine (the "SELLERS' REIMBURSED EXPENSES").

          (b)   Share Certificates. At Closing, Sellers shall have instructed
                ------------------
     A&L Goodbody to dispatch the Share Certificates, endorsed in favor of the Company, to the Company or its nominee.

     8.   CONDITIONS OF BUYER'S AND SELLERS' PERFORMANCE.

          (a)   Buyer's Conditions.  The obligation of Buyer to consummate this
                ------------------
     Agreement is subject to the satisfaction at the Closing, or waiver by Buyer in writing, of each of the following conditions:

                (i)    The Sellers shall have executed this Agreement.

                (ii) At the Closing date, no governmental agency or body, or other person or entity, shall have instituted or threatened any action to restrain or prohibit any of the transactions contemplated by this Agreement.

                (iii) The representations and warranties of the Sellers contained in this Agreement shall be deemed to have been made again at the Closing and shall then be true in all material respects; Sellers and the Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing; and Sellers shall not be in default under any of the material provisions of this Agreement.

                (iv) Sellers shall have executed and delivered such other documents, instruments, certificates or agreements as shall have been reasonably requested to consummate this transaction.

                (v) All proceedings taken in connection with the transactions contemplated herein and all instruments and documents reasonably required in connection therewith or incident thereto shall be satisfactory in form to Snell & Wilmer L.L.P., legal counsel for Buyer.

                (vi) Sellers shall have delivered to the Company the Share Certificates, endorsed in favor of the Company and guaranteed by a firm which is a member of a registered national stock exchange, or by a commercial bank or a trust company.

          (b)   Sellers' Conditions.  The obligation of Sellers to consummate
                -------------------
     this Agreement is subject to the satisfaction at the Closing, or waiver by Sellers in writing, of each of the following conditions:

                (i) The representations and warranties of Buyer contained in this Agreement shall be deemed to have been made again at the Closing and shall then be true in all material respects; and Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

                (ii)   The Buyer shall have executed this Agreement.

                (iii) At the Closing date, no governmental agency or body, or other person or entity, shall have instituted or threatened any action to restrain or prohibit any of the transactions contemplated by this Agreement.

                (iv) Buyer shall have executed and delivered such other documents, instruments, certificates or agreements as shall be reasonably necessary to consummate this transaction.

                (v) All proceedings taken in connection with the transactions contemplated herein and all instruments and documents reasonably required in connection therewith or incident thereto shall be satisfactory in form to A & L Goodbody, legal counsel for Sellers.

                (vi) Buyer shall have delivered the Purchase Price and Sellers' Reimbursed Expenses to A & L Goodbody.

     9.   MISCELLANEOUS.

          (a)   Attorney's Fees.  In any action or proceeding arising out of or
                ---------------
     related to this Agreement, the prevailing party shall be entitled to its reasonable attorney fees and related costs, including fees and costs incurred prior to formal initiation of an action or proceeding, and including fees and costs incurred for collecting or attempting to collect any judgment or award.

          (b)   Brokers and Finders.  Except as otherwise provided herein, each
                -------------------
     of the parties hereto represents and warrants that it has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement (except for Merrill Lynch). In the event that any finder's fee or broker's commission shall become payable by any party hereto as a result of such party's misrepresentation or breach of warranty, such fee and commission shall be the sole and exclusive responsibility and liability of such party with no right of contribution by any other party. In the event that any finder's fee or broker's commission shall become payable by any party, other than as set forth herein, as a result of such party's misrepresentation or breach of warranty, the breaching party shall indemnify, defend and hold all other parties harmless in respect of all claims, losses, expenses and obligations (including reasonable attorney's fees) to the extent that the same arise or result from such finder's fee or broker's commission.

          (c)   Survival.  All parties agree that the representations,
                --------
     warranties and agreements contained in this Agreement shall survive the Closing and shall thereafter remain in full force and effect.

          (d)   Severability.  If any term or provision of this Agreement,
                ------------
     including the exhibits hereto, or the application thereof to any person, property or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Agreement, including the exhibits or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid and unenforceable, shall not be affected thereby, and each term and provision of this Agreement and the exhibits shall be valid and enforced to the fullest extent permitted by law.

          (e)   Notices.  Any notices, requests or consents hereunder shall be
                -------
     deemed given, and any instrument delivered, five days after they have been mailed by first class mail, postage prepaid, or twelve hours after such notice has been sent by facsimile, straight telegram, telegraphic charges prepaid, or upon receipt if delivered personally, as follows:

     To Sellers:          At the addresses set forth in SCHEDULE 1 hereto

          with a copy to:

                          A&L Goodbody
                          1, Earlsfort Centre
                          Hatch Street
                          Dublin 2, Ireland
                          Attn: Steven Rodgers
                          Fax: 353-1-6613278

     To Buyer:            UniComp, Inc.
                          1850 Parkway Place, Suite 925
                          Marietta, GA 30067
                          Attn: Stephen A. Hafer
                          Fax: (770) 420-5301

          with simultaneous copy to:

                          Snell & Wilmer L.L.P.
                          111 E. Broadway, Ste 900
                          Salt Lake City, Utah  84111
                          Attn: John G. Weston
                          Fax: (801) 237-1950

     except that any of the foregoing may from time to time by written notice to the others designate another address which shall thereupon become its effective address for the purposes of this Section.

          (f)   Entire Agreement.  This Agreement, including the exhibits and
                ----------------
     documents referred to herein which are a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and may be amended only by a written instrument executed by the Buyer and the Sellers. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. Any Section headings or table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (g)   Counterparts.  This Agreement may be executed simultaneously in
                ------------
     two or more counterparts (including by facsimile), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          (h)   Binding Affect.  This Agreement shall inure to the benefit of
                --------------
     and be binding upon the Sellers and Buyer and their respective successors, but shall not inure to the benefit of anyone other than the parties signing this Agreement and their respective successors.

          (i)   Governing Law.  This Agreement shall be governed by the laws of
                -------------
     the State of Colorado.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    BUYER:

                                    UNICOMP, INC.
                                    A Colorado Corporation


                                    By:
                                        -----------------------------
                                    Its:
                                        -----------------------------

                                    SELLERS:

THE GOVERNOR AND COMPANY OF         DCC BUSINESS EXPANSION FUND LIMITED
THE BANK OF IRELAND



By:                                 By:
    -----------------------------       -----------------------------
Its:                                Its:
    -----------------------------       -----------------------------

DCC PLC                             SMURFIT VENTURE INVESTMENTS LIMITED



By:                                 By:
    -----------------------------       -----------------------------
Its:                                Its:
    -----------------------------       -----------------------------

ENTERPRISE IRELAND


By:
    -----------------------------
Its:
    -----------------------------

                                  SCHEDULE 1




                                                SHARES OF
                                               UNICOMP, INC.
                                               --------------
       SHAREHOLDER NAME & ADDRESS              COMMON STOCK    PURCHASE PRICE
       --------------------------              --------------  --------------

The Governor & Company of the Bank of Ireland  27,695          IR(pounds)139,375
Baggot Street
Dublin 2
Fax: 353-1-661-5992 (F.A.O. Kim Lloyd)

DCC Business Expansion Fund Limited            9,936           IR(pounds)50,000
DCC House
Brewery Road
Stillorgan
County Dublin
Fax: 353-1-283-1017 (F.A.O. Gerard Whyte)

DCC plc                                        15,897          IR(pounds)80,000
DCC House
Brewery Road
Stillorgan
County Dublin
Fax: 353-1-283-1017 (F.A.O. Gerard Whyte)

Smurfit Venture Investments Limited            24,839          IR(pounds)125,000
Clanwilliam House
2 Clanwilliam Place
Dublin 2
Fax: 353-1-662-8700 (F.A.O. Frank Lowe)

Enterprise Ireland                             12,419          IR(pounds)62,500
Wilton Park House
Wilton Place
Dublin 2
Fax: 353-1-808-2802 (F.A.O. Ann Goulding)